Exhibit 99.1

News Release

AppFolio, Inc. Announces Third Quarter Financial Results

SANTA BARBARA, Calif., November 7, 2016 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF), a leading provider of cloud-based business software solutions, today announced results for the third quarter ended September 30, 2016.

Third Quarter 2016 Highlights

•	Third quarter revenue was $28.2 million, an increase of 39% period-over-period.

•	Third quarter GAAP net loss was $1.1 million, or a net loss of $0.03 per share; Non-GAAP net income was $0.2 million, or $0.00 per share.

•	Increased property manager customers 27% year-over-year to 9,612; increased units under management 26% year-over-year to 2.5 million.

•	Increased law firm customers 40% year-over-year to 7,799.

The Company generated approximately $2.3 million in cash from operating activities and reported $2.7 million in Non-GAAP Adjusted EBITDA for the third quarter of 2016. At September 30, 2016, the Company had $49.6 million in cash and cash equivalents and investment securities.

“We are pleased with our results in the quarter, achieving strong revenue, increasing units under management and continuing to realize operating leverage," commented Brian Donahoo, President and CEO of AppFolio.  "During the quarter we hosted over 700 property manager customers at our Fourth Annual Customer Conference for three days of industry education, networking events, and hands-on product demonstrations and feedback sessions with AppFolio experts. We also announced two new product offerings for our Property Managers customers, including Collections and Revenue Management, which will enhance our platform and further highlight our commitment to helping our customers successfully manage and grow their businesses and expand our market opportunity.”

Financial Outlook

Based on information available as of November 7, 2016, we are updating our outlook for full year 2016 as indicated below.

•	Full year revenue is expected to be in the range of $104.0 million to $105.0 million.

•	Weighted average common shares outstanding are expected to be approximately 33.6 million for the full year.

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, we provide investors with certain Non-GAAP financial measures, including Non-GAAP net loss, Non-GAAP net loss per share, and Non-GAAP Adjusted EBITDA which are financial measures that have not been prepared in accordance with GAAP. Non-GAAP net loss and non-GAAP net loss per share are defined as net loss and net loss per share, respectively, attributable to common stockholders before stock-based compensation expense. Non-GAAP Adjusted EBTIDA is defined as GAAP net loss before depreciation and amortization, stock-based compensation expense, provision for income taxes, other income (expense), net, and interest income (expense), net.

We use these Non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The principal limitation of these Non-GAAP financial measures is that they exclude expenses that are required by GAAP to be recorded in our financial statements. These financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, these financial measures may be different from Non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. A reconciliation of the Non-GAAP financial measures to the most direct comparable GAAP measure has been provided in the financial statement tables included below in this press release.

We urge investors to review these reconciliations and not to rely on any single financial measure to evaluate our business.

Conference Call Information
As previously announced, we will host a conference call today, November 7, 2016, to discuss our third quarter financial results at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time. A live webcast of the conference call will be available at http://ir.appfolioinc.com. The conference call can also be accessed by dialing 844-239-5286 (Domestic), or 513-268-0783 (International). The conference ID is 54075354. A replay will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day August 12, 2016. An archived webcast of this conference call will be available for 12 months on our website listed above.

About AppFolio, Inc.
AppFolio provides comprehensive, easy-to-use, cloud-based business software solutions for small and medium-sized businesses in various vertical markets. Our products include cloud-based property management software (AppFolio Property Manager) and cloud-based legal practice management software (MyCase). The Company was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to our future or assumed revenues and weighted-average outstanding shares, as well as our future growth and success.

Forward-looking statements represent our management’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the

year ended December 31, 2015, which we filed with the Securities and Exchange Commission (the "SEC") on February 29, 2016, as well as in our other filings with the SEC. You should read this press release with the understanding that our actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Stock Market, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations Contact:
Erica Abrams, ir@appfolio.com, 805-364-6093

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	September 30, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$7,603	$12,063
Investment securities—current	10,018	10,235
Accounts receivable, net	2,707	2,048
Prepaid expenses and other current assets	3,964	3,160
Total current assets	24,292	27,506
Investment securities—noncurrent	31,930	34,417
Property and equipment, net	6,867	6,107
Capitalized software, net	14,434	10,022
Goodwill	6,737	6,737
Intangible assets, net	3,457	4,516
Other assets	1,293	1,176
Total assets	$89,010	$90,481
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$574	$2,369
Accrued employee expenses	4,957	5,159
Accrued expenses	4,259	3,340
Deferred revenue	6,627	4,953
Other current liabilities	1,377	1,084
Total current liabilities	17,794	16,905
Other liabilities	1,747	879
Total liabilities	19,541	17,784
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of September 30, 2016 and December 31, 2015	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of September 30, 2016 and December 31, 2015; 11,523 and 9,005 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively;	1	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of September 30, 2016 and December 31, 2015; 22,170 and 24,541 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively;	3	3
Additional paid-in capital	145,015	141,528
Accumulated other comprehensive income (loss)	124	(153)
Accumulated deficit	(75,674)	(68,682)
Total stockholders’ equity	69,469	72,697
Total liabilities and stockholders’ equity	$89,010	$90,481

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$28,162	$20,305	$77,576	$54,578
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	11,645	9,264	33,387	24,438
Sales and marketing	6,979	7,028	22,097	18,976
Research and product development	3,464	2,797	9,531	6,960
General and administrative	4,642	3,888	12,580	10,987
Depreciation and amortization	2,636	1,638	7,112	4,252
Total costs and operating expenses	29,366	24,615	84,707	65,613
Loss from operations	(1,204)	(4,310)	(7,131)	(11,035)
Other expense, net	(12)	(1)	(34)	(8)
Interest income (expense), net	102	(426)	221	(701)
Loss before provision for income taxes	(1,114)	(4,737)	(6,944)	(11,744)
Provision for income taxes	11	23	48	34
Net loss	$(1,125)	$(4,760)	$(6,992)	$(11,778)
Net loss per share, basic and diluted	(0.03)	(0.14)	(0.21)	(0.68)
Weighted average common shares outstanding, basic and diluted	33,600	33,314	33,529	17,274

Supplemental Revenue Information

The following table presents our revenue categories for the quarter ended September 30, 2016 and 2015 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Core solutions	$11,302	$8,330	$31,637	$23,161
Value+ services	15,684	10,783	42,338	27,895
Other	1,176	1,192	3,601	3,522
Total revenues	$28,162	$20,305	$77,576	$54,578

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cash from operating activities
Net loss	$(1,125)	$(4,760)	$(6,992)	$(11,778)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,636	1,638	7,112	4,252
Purchased investment premium, net of amortization	90	(380)	185	(380)
Amortization of deferred financing costs	16	410	48	441
Loss on disposal of property and equipment	1	(6)	33	7
Noncash interest expense	—	(223)	—	—
Stock-based compensation	1,289	278	2,844	623
Lease abandonment	101	—	161	—
Changes in operating assets and liabilities:
Accounts receivable	337	286	(659)	(936)
Prepaid expenses and other current assets	(157)	(737)	(804)	(1,345)
Other assets	(71)	(37)	(163)	(120)
Accounts payable	(538)	(716)	(1,109)	167
Accrued employee expenses	(1,050)	2,046	(144)	3,110
Accrued expenses	603	674	1,354	1,234
Deferred revenue	526	187	1,674	662
Other liabilities	(312)	373	1,183	289
Net cash provided by (used in) operating activities	2,346	(967)	4,723	(3,774)
Cash from investing activities
Purchases of property and equipment	(399)	(724)	(3,560)	(2,234)
Additions to capitalized software	(3,395)	(2,218)	(8,554)	(5,373)
Purchases of investment securities	(7,649)	(60,426)	(24,334)	(60,426)
Sales of investment securities	—	—	10,016	—
Maturities of investment securities	5,724	8,950	17,112	8,950
Cash paid in business acquisition, net of cash acquired	—	—	—	(4,039)
Purchases of intangible assets	(2)	(5)	(2)	(16)
Net cash used in investing activities	(5,721)	(54,423)	(9,322)	(63,138)
Cash from financing activities
Proceeds from stock option exercises	107	10	260	328
Proceeds from issuance of restricted stock	—	—	—	141
Proceeds from issuance of options	—	—	—	208
Tax withholding for net share settlement	(85)	—	(85)	—
Principal payments under capital lease obligations	(9)	(7)	(24)	(22)
Proceeds from the initial public offering, net of underwriting discounts and commissions	—	10,378	—	79,570
Payments of initial public offering costs	—	(3,192)	—	(3,999)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Payment of contingent consideration	—	—	—	(2,429)
Proceeds from issuance of debt	30	—	87	10,000
Principal payments on debt	(28)	(9,958)	(99)	(10,000)
Payment of debt issuance costs	—	(7)	—	(539)
Net cash provided by (used in) financing activities	15	(2,776)	139	73,258
Net (decrease) increase in cash and cash equivalents	(3,360)	(58,166)	(4,460)	6,346
Cash and cash equivalents
Beginning of period	10,963	69,924	12,063	5,412
End of period	$7,603	$11,758	$7,603	$11,758

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$138	$35	$321	$86
Sales and marketing	124	33	296	84
Research and product development	109	10	264	22
General and administrative	918	200	1,963	431
Total stock-based compensation expense	$1,289	$278	$2,844	$623

Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss	$(1,125)	$(4,760)	$(6,992)	$(11,778)
Stock-based compensation expense	1,289	278	2,844	623
Non-GAAP net income (loss)	$164	$(4,482)	$(4,148)	$(11,155)
Non-GAAP net income (loss) per share, basic	$—	$(0.13)	$(0.12)	$(0.65)
Weighted average common shares outstanding, basic	33,600	33,314	33,529	17,274

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss	$(1,125)	$(4,760)	$(6,992)	$(11,778)
Depreciation and amortization	2,636	1,638	7,112	4,252
Stock-based compensation expense	1,289	278	2,844	623
Provision for income taxes	11	23	48	34
Other expense, net	12	1	34	8
Interest (income) expense, net	(102)	426	(221)	701
Non-GAAP Adjusted EBITDA	$2,721	$(2,394)	$2,825	$(6,160)

The following table presents our customers and units under management at the end of each quarter for the last seven quarters:

	2016			2015
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Property manager customers	9,612	9,275	8,816	8,218	7,561	7,016	6,491
Property manager units under management (in millions)	2.53	2.41	2.30	2.15	2.01	1.92	1.81

Legal customers	7,799	7,349	6,834	6,145	5,566	4,891	4,253